PUTNAM RESEARCH FUND
                   PUTNAM REAL ESTATE OPPORTUNITIES FUND
          each a series of Putnam Investment Funds (the "Trust")
              Prospectus Supplement dated February 24, 1997
                  to Prospectus dated December 31, 1996

     The shareholders of Putnam Research Fund have approved a new management contract on February 6, 1997, which will take effect on April 1, 1997. The contract provides for a base management fee and a performance adjustment based on the investment performance of the fund compared to changes in the value of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), an index of common stocks frequently used as a general measure of U.S. stock market performance.

     Under the new management contract, Putnam Research Fund pays a quarterly base fee (subject to adjustment as provided below) to Putnam Investment Management, Inc. ("Putnam Management") based on the average net assets of Putnam Research Fund, as determined at the close of each business day during the quarter, at the following annual rates, expressed as a percentage of Putnam Research Fund's average net assets: 0.65% of the first $500 million, 0.55% of the $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

     The applicable base fee will be increased or decreased for each calendar quarter by an incentive payment or penalty at the annual rate of 0.01% of the fund's average net assets for each 1% increment by which the fund outperforms or underperforms the S&P 500 in excess of 3%, subject to a maximum increase or decrease of 0.07% of average net assets. In determining the extent to which the fund outperofrms orunderperforms S&P 500, fractional amounts will be rounded to the nearest whole percent.

     Performance will be calculated for these purposes at the beginning of each fiscal quarter, for the thirty-six month period immediately preceding such quarter (or the life of Putnam Research Fund, if shorter). For example, if Putnam Research Fund were to achieve a cumulative total return of 30% for a given three-year period and the S&P 500 were to return 25% for that same period, i.e., Putnam Research Fund were to outperform the S&P 500 by 5%, the fee payable to Putnam Management for the following quarter would be increased by the annual rate of 0.02% of average net assets. Conversely, if, for the given three-year period, the fund's total return were 1% and the S&P 500 increased in value by 6%, the fee payable to Putnam Management for the following quarter would be decreased by the annual rate of 0.02%
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of average net assets.  If the management contract had been in effect on January 31, 1997, the fund's cumulative total return of 43.28% relative to that of the S&P 500, 39.12, would have resulted in a 1% increase at an annual rate to the base fee. The examples are intended solely to illustrate the effect of the performance adjustment. Putnam Research Fund's actual return will vary, and may be greater or less than that of the S&P 500.

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     On January 3, 1997, the Trustees approved the liquidation of
Putnam Real Estate Opportunities Fund, which liquidation occurred on February 5, 1997.